Exhibit 24

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, John F. Brock, Chairman of the Board of Directors of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint William W. Douglas III, Executive Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and William T. Plybon, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February, 2009.

/s/ JOHN F. BROCK
John F. Brock Chairman of the Board of Directors Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Calvin Darden, Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint William W. Douglas III, Executive Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and William T. Plybon, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February, 2009.

/s/ CALVIN DARDEN
Calvin Darden Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Suzanne B. Labarge, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint William W. Douglas III, Executive Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and William T. Plybon, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February, 2009.

/s/ SUZANNE B. LABARGE
Suzanne B. Labarge Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Fernando Aguirre, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint William W. Douglas III, Executive Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and William T. Plybon, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February, 2009.

/s/ FERNANDO AGUIRRE
Fernando Aguirre Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, John Hunter, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint William W. Douglas III, Executive Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and William T. Plybon, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February, 2009.

/s/ JOHN HUNTER
John Hunter Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Irial Finan, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint William W. Douglas III, Executive Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and William T. Plybon, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February, 2009.

/s/ IRIAL FINAN
Irial Finan Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Curtis R. Welling, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint William W. Douglas III, Executive Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and William T. Plybon, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February, 2009.

/s/ CURTIS R. WELLING
Curtis R. Welling Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, L. Phillip Humann, Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint William W. Douglas III, Executive Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and William T. Plybon, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February, 2009.

/s/ L. PHILLIP HUMANN
L. Phillip Humann Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Donna A. James, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint William W. Douglas III, Executive Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and William T. Plybon, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February, 2009.

/s/ DONNA A. JAMES
Donna A. James Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Marvin J. Herb, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint William W. Douglas III, Executive Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and William T. Plybon, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February, 2009.

/s/ MARVIN J. HERB
Marvin J. Herb Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Thomas H. Johnson, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint William W. Douglas III, Executive Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and William T. Plybon, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February, 2009.

/s/ THOMAS H. JOHNSON
Thomas H. Johnson Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Orrin H. Ingram, II, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint William W. Douglas III, Executive Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and William T. Plybon, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February, 2009.

/s/ ORRIN H. INGRAM, II
Orrin H. Ingram, II Director, Coca-Cola Enterprises Inc.